Exhibit 99.1

Altair Announces Third Quarter 2021 Financial Results

Exceeds Expectations for Third Quarter 2021, Raises Outlook for the Year

TROY, Mich. – November 4, 2021 – Altair (Nasdaq: ALTR), a global technology company providing software and cloud solutions in the areas of simulation, high-performance computing, data analytics and artificial intelligence today released its financial results for the third quarter ended September 30, 2021.

“Altair continued its across-the-board momentum with an excellent third quarter 2021, highlighted by year-on-year software product revenue growth of 16.5%,” said James Scapa, Founder, Chairman and Chief Executive Officer of Altair. “Our products, services, and business models are clearly providing value and we continue to increase our market share as customers invest for growth.”

“Our third quarter 2021 was another impressive quarter, with revenue and profit exceeding expectations and allowing us to raise our outlook for the full year,” said Matt Brown, Chief Financial Officer of Altair. “I’m extremely pleased with our financial results and our ability to continue expanding our margins while significantly growing revenue.”

Third Quarter 2021 Financial Highlights

•	Software product revenue was $102.3 million compared to $87.8 million for the third quarter of 2020, an increase of 16.5%
•	Total revenue was $121.3 million compared to $106.5 million for the third quarter of 2020, an increase of 14.0%
•

Net loss was $8.1 million compared to a net loss of $8.5 million for the third quarter of 2020. Diluted net loss per share was $0.11 based on 75.8 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $0.12 for the third quarter of 2020, based on 73.3 million diluted weighted average common shares outstanding

•	Adjusted EBITDA was $14.8 million compared to $8.2 million for the third quarter of 2020, an increase of 81.4%. Adjusted EBITDA margin was 12.2% compared to 7.7% for the third quarter of 2020
•

Non-GAAP net income was $9.6 million, compared to Non-GAAP net income of $4.7 million for the third quarter of 2020, an increase of 107.1%. Non-GAAP diluted net income per share was $0.11 based on 86.3 million non-GAAP diluted common shares outstanding, compared to Non-GAAP diluted net income per share of $0.06 for the third quarter of 2020, based on 80.7 million non-GAAP diluted common shares outstanding

•	Free cash flow was $(0.5) million, compared to $(7.5) million for the third quarter of 2020

Business Outlook

Based on information available as of today, Altair is issuing the following guidance for the fourth quarter and full year 2021:

(in millions)	Fourth Quarter 2021			Full Year 2021
Software Product Revenue	$106.0	to	$109.0	$437.0	to	$440.0
Total Revenue	$124.0		$127.0	$515.0		$518.0
Net Loss	$(13.1)		$(10.2)	$(20.8)		$(17.9)
Non-GAAP Net Income	$6.8		$9.0	$47.7		$49.9
Adjusted EBITDA	$11.0		$14.0	$72.0		$75.0
Net Cash Provided by Operating Activities				$49.6		$52.6
Free Cash Flow				$41.0		$44.0

Conference Call Information

What: Altair’s Third Quarter 2021 Financial Results Conference CallWhen:Thursday, November 4, 2021
Time:5:00 p.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 7966437, Domestic(404) 537-3406, Conference ID 7966437, InternationalWebcast: http://investor.altair.com  (live & replay)

Exhibit 99.1

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, restructuring charges, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares includes total outstanding shares plus outstanding equity awards under the Company’s equity award plans.

Free cash flow consists of cash flow from operations less capital expenditures.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global technology company providing software and cloud solutions in the areas of simulation, high-performance computing, and artificial intelligence. Altair enables organizations across broad industry segments to compete more effectively in a connected world while creating a more sustainable future. To learn more, please visit www.altair.com.

Exhibit 99.1

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the fourth quarter and full year 2021, our statements regarding our expectation for 2021, and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

ir@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

Lindsay Savarese

212-331-8417

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30, 2021	December 31, 2020
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$455,858	$241,221
Accounts receivable, net	88,701	117,878
Income tax receivable	8,929	6,736
Prepaid expenses and other current assets	26,017	21,100
Total current assets	579,505	386,935
Property and equipment, net	38,711	36,332
Operating lease right of use assets	30,916	33,526
Goodwill	268,888	264,481
Other intangible assets, net	61,540	76,114
Deferred tax assets	8,221	7,125
Other long-term assets	26,702	25,389
TOTAL ASSETS	$1,014,483	$829,902
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$—	$29,962
Accounts payable	4,900	8,594
Accrued compensation and benefits	35,999	34,772
Current portion of operating lease liabilities	10,342	10,331
Other accrued expenses and current liabilities	24,721	31,404
Deferred revenue	75,138	85,691
Convertible senior notes, net	196,796	—
Total current liabilities	347,896	200,754
Convertible senior notes, net	—	188,300
Operating lease liabilities, net of current portion	21,610	24,323
Deferred revenue, non-current	9,290	9,388
Other long-term liabilities	32,641	27,767
TOTAL LIABILITIES	411,437	450,532
Commitments and contingencies
MEZZANINE EQUITY	784	784
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 50,558 and 44,216 shares as of September 30, 2021, and December 31, 2020, respectively	5	4
Class B common stock, authorized 41,203 shares, issued and outstanding 28,206 and 30,111 shares as of September 30, 2021, and December 31, 2020, respectively	3	3
Additional paid-in capital	711,082	474,669
Accumulated deficit	(100,690)	(93,293)
Accumulated other comprehensive loss	(8,138)	(2,797)
TOTAL STOCKHOLDERS’ EQUITY	602,262	378,586
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$1,014,483	$829,902

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2021	2020	2021	2020
Revenue
License	$67,603	$55,023	$230,630	$183,584
Maintenance and other services	34,686	32,787	100,758	94,502
Total software	102,289	87,810	331,388	278,086
Software related services	7,650	6,170	23,229	18,548
Total software and related services	109,939	93,980	354,617	296,634
Client engineering services	10,060	10,868	31,005	34,386
Other	1,308	1,608	5,760	5,460
Total revenue	121,307	106,456	391,382	336,480
Cost of revenue
License	4,694	4,477	13,706	12,851
Maintenance and other services	11,770	9,626	35,368	28,583
Total software *	16,464	14,103	49,074	41,434
Software related services	5,707	4,996	17,560	15,141
Total software and related services	22,171	19,099	66,634	56,575
Client engineering services	7,982	8,510	25,163	27,617
Other	1,348	1,427	5,072	4,422
Total cost of revenue	31,501	29,036	96,869	88,614
Gross profit	89,806	77,420	294,513	247,866
Operating expenses:
Research and development *	35,839	30,678	112,872	91,115
Sales and marketing *	30,589	26,998	94,568	80,903
General and administrative *	22,196	20,905	67,983	63,499
Amortization of intangible assets	4,432	3,858	13,924	11,390
Other operating income, net	(1,324)	(1,596)	(2,526)	(3,431)
Total operating expenses	91,732	80,843	286,821	243,476
Operating (loss) income	(1,926)	(3,423)	7,692	4,390
Interest expense	3,037	2,934	8,998	8,590
Other expense (income), net	124	(782)	1,667	(1,852)
Loss before income taxes	(5,087)	(5,575)	(2,973)	(2,348)
Income tax expense	3,022	2,930	4,424	10,350
Net loss	$(8,109)	$(8,505)	$(7,397)	$(12,698)
Loss per share:
Net loss per share attributable to common stockholders, basic	$(0.11)	$(0.12)	$(0.10)	$(0.17)
Net loss per share attributable to common stockholders, diluted	$(0.11)	$(0.12)	$(0.10)	$(0.17)
Weighted average shares outstanding:
Weighted average number of shares used in computing net loss per share, basic	75,750	73,311	75,226	72,979
Weighted average number of shares used in computing net loss per share, diluted	75,750	73,311	75,226	72,979

Exhibit 99.1

*Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cost of revenue – maintenance and other services	$1,411	$684	$3,791	$1,602
Research and development	3,894	2,428	11,223	5,686
Sales and marketing	3,673	1,949	10,800	3,949
General and administrative	1,955	1,173	5,415	2,702
Total stock-based compensation expense	$10,933	$6,234	$31,229	$13,939

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Nine Months Ended September 30,
(In thousands)	2021	2020
OPERATING ACTIVITIES:
Net loss	$(7,397)	$(12,698)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	19,355	16,916
Provision for credit loss	330	930
Amortization of debt discount and issuance costs	8,513	8,067
Stock-based compensation expense	31,229	13,939
Deferred income taxes	(510)	(5,441)
Other, net	40	13
Changes in assets and liabilities:
Accounts receivable	26,770	16,213
Prepaid expenses and other current assets	(7,612)	(1,055)
Other long-term assets	(5,018)	867
Accounts payable	(2,432)	(3,321)
Accrued compensation and benefits	481	1,274
Other accrued expenses and current liabilities	483	(5,873)
Deferred revenue	(8,638)	(2,452)
Net cash provided by operating activities	55,594	27,379
INVESTING ACTIVITIES:
Capital expenditures	(6,811)	(4,006)
Payments for acquisition of businesses, net of cash acquired	(5,472)	(32,279)
Payments for acquisition of developed technology	(344)	(433)
Other investing activities, net	(284)	152
Net cash used in investing activities	(12,911)	(36,566)
FINANCING ACTIVITIES:
Proceeds from private placement of common stock	200,000	—
Payments on revolving commitment	(30,000)	—
Proceeds from employee stock purchase plan contributions	2,110	—
Proceeds from the exercise of common stock options	2,059	1,094
Borrowings under revolving commitment	—	30,000
Other financing activities	(434)	(401)
Net cash provided by financing activities	173,735	30,693
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,951)	676
Net increase in cash, cash equivalents and restricted cash	214,467	22,182
Cash, cash equivalents and restricted cash at beginning of year	241,547	223,497
Cash, cash equivalents and restricted cash at end of period	$456,014	$245,679
Supplemental disclosure of cash flow:
Interest paid	$344	$320
Income taxes paid	$8,077	$12,142
Supplemental disclosure of non-cash investing and financing activities:
Finance leases	$—	$117
Property and equipment in accounts payable, other current liabilities and other liabilities	$480	$208

Exhibit 99.1

Financial Results

The following table provides a reconciliation of Adjusted EBITDA, Non-GAAP net income and Non-GAAP net income per share – diluted, to net income and net income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2021	2020	2021	2020
Net loss	$(8,109)	$(8,505)	$(7,397)	$(12,698)
Stock-based compensation expense	10,933	6,234	31,229	13,939
Amortization of intangible assets	4,432	3,858	13,924	11,390
Non-cash interest expense	2,876	2,725	8,513	8,062
Restructuring expense	(124)	—	4,954	—
Impact of non-GAAP tax rate	(366)	1,294	(10,044)	2,375
Special adjustments and other (1)	—	(950)	—	(372)
Non-GAAP net income	9,642	4,656	41,179	22,696
Depreciation expense	1,743	1,765	5,431	5,526
Cash interest expense (income)	59	118	210	(601)
Income tax expense, net of non-GAAP impact	3,388	1,636	14,468	7,975
Adjusted EBITDA	$14,832	$8,175	$61,288	$35,596

Net loss per share - diluted	$(0.11)	$(0.12)	$(0.10)	$(0.17)
Non-GAAP net income per share - diluted	$0.11	$0.06	$0.48	$0.28

GAAP diluted shares outstanding:	75,750	73,311	75,226	72,979
Non-GAAP diluted shares outstanding:	86,300	80,700	86,300	80,700
(1)

Included in 2020 are a) $1.0 million of proceeds from settlements related to a historical acquisition for both the three and nine months ended September 30, 2020, and b) $0.6 million of severance expense for the nine months ended September 30, 2020.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2021	2020	2021	2020
Net cash provided by (used in) operating activities	$872	$(6,022)	$55,594	$27,379
Capital expenditures	(1,420)	(1,476)	(6,811)	(4,006)
Free cash flow	$(548)	$(7,498)	$48,783	$23,373

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Adjusted EBITDA and projected Non-GAAP net income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending December 31, 2021		Year Ending December 31, 2021
(in thousands)	Low	High	Low	High
Net loss	$(13,100)	$(10,200)	$(20,800)	$(17,900)
Stock-based compensation expense	11,500	11,500	42,700	42,700
Amortization of intangible assets	4,200	4,200	18,100	18,100
Non-cash interest expense	2,900	2,900	11,400	11,400
Restructuring expense	—	—	5,000	5,000
Impact of non-GAAP tax rate	1,300	600	(8,700)	(9,400)
Non-GAAP net income	6,800	9,000	47,700	49,900
Depreciation expense	1,700	1,700	7,200	7,200
Cash interest expense, net	100	100	300	300
Income tax expense, net of non-GAAP impact	2,400	3,200	16,800	17,600
Adjusted EBITDA	$11,000	$14,000	$72,000	$75,000

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2021
(in thousands)	Low	High
Net cash provided by operating activities	$49,600	$52,600
Capital expenditures	(8,600)	(8,600)
Free cash flow	$41,000	$44,000